EXHIBIT 24


                                              NORWEST CORPORATION

                                               Power of Attorney
                                          of Director and/or Officer



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 675,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Aman Collection Service, Inc., and to file the same with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                                 /s/ David A. Christensen
                                                   David A. Christensen

                                              NORWEST CORPORATION

                                               Power of Attorney
                                          of Director and/or Officer



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 675,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Aman Collection Service, Inc., and to file the same with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                                     /s/ Gerald J. Ford
                                                       Gerald J. Ford

                                              NORWEST CORPORATION

                                               Power of Attorney
                                          of Director and/or Officer



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 675,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Aman Collection Service, Inc., and to file the same with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                                /s/ Pierson M. Grieve
                                                  Pierson M. Grieve

                                              NORWEST CORPORATION

                                               Power of Attorney
                                          of Director and/or Officer



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 675,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Aman Collection Service, Inc., and to file the same with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                                  /s/ Charles M.  Harper
                                                    Charles M. Harper

                                              NORWEST CORPORATION

                                               Power of Attorney
                                          of Director and/or Officer



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 675,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Aman Collection Service, Inc., and to file the same with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                                  /s/ William A. Hodder
                                                    William A. Hodder

                                              NORWEST CORPORATION

                                               Power of Attorney
                                          of Director and/or Officer



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 675,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Aman Collection Service, Inc., and to file the same with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                                  /s/ Lloyd P. Johnson
                                                    Lloyd P. Johnson

                                              NORWEST CORPORATION

                                               Power of Attorney
                                          of Director and/or Officer



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 675,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Aman Collection Service, Inc., and to file the same with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                                  /s/ Reatha Clark King
                                                    Reatha Clark King

                                              NORWEST CORPORATION

                                               Power of Attorney
                                          of Director and/or Officer



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 675,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Aman Collection Service, Inc., and to file the same with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                                  /s/ Richard M. Kovacevich
                                                    Richard M. Kovacevich

                                              NORWEST CORPORATION

                                               Power of Attorney
                                          of Director and/or Officer



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 675,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Aman Collection Service, Inc., and to file the same with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                                  /s/ Richard S. Levitt
                                                    Richard S. Levitt

                                              NORWEST CORPORATION

                                               Power of Attorney
                                          of Director and/or Officer



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 675,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Aman Collection Service, Inc., and to file the same with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                                  /s/ Richard D. McCormick
                                                    Richard D. McCormick

                                              NORWEST CORPORATION

                                               Power of Attorney
                                          of Director and/or Officer



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 675,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Aman Collection Service, Inc., and to file the same with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                                   /s/ Cynthia H. Milligan
                                                     Cynthia H. Milligan

                                              NORWEST CORPORATION

                                               Power of Attorney
                                          of Director and/or Officer



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 675,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Aman Collection Service, Inc., and to file the same with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                                  /s/ Benjamin F. Montoya
                                                    Benjamin F. Montoya

                                              NORWEST CORPORATION

                                               Power of Attorney
                                          of Director and/or Officer



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 675,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Aman Collection Service, Inc., and to file the same with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                                  /s/ Ian M. Rolland
                                                    Ian M. Rolland

                                              NORWEST CORPORATION

                                               Power of Attorney
                                          of Director and/or Officer



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 675,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of Aman Collection Service, Inc., and to file the same with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of February, 1996.


                                                  /s/ Michael W. Wright
                                                  Michael W. Wright